EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

ODYSSEY MARINE EXPLORATION, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I hereby certify that, to the best of my knowledge, the annual report on Form 10-K of Odyssey Marine Exploration, Inc. for the period ending December 31, 2025, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Odyssey Marine Exploration, Inc.

Date: March 31, 2026

/S/ Mark D. Gordon
Mark D. Gordon Chief Executive Officer, as Principal Executive Officer and Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Odyssey Marine Exploration, Inc. and will be retained by Odyssey Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.